EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO RULE 13a-14(b) AND RULE 15d-14(b)

SECTION 1350, CHAPTER 63 OF TITLE 18

OF THE UNITED STATES CODE (18 U.S.C. 1350),

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of R. R. Donnelley & Sons Company (the “Company”) on Form 10-Q for the period ending March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel N. Leib, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Daniel N. Leib

April 25, 2013	Daniel N. Leib
Executive Vice President and Chief Financial Officer